August 25, 1998, Revised May 14, 1999


NEWPORT
ASIA PACIFIC
FUND

PROSPECTUS

BEFORE YOU INVEST

Colonial Management Associates, Inc. (Administrator) and your full-service financial advisor want you to understand both the risks and benefits of mutual fund investing.

While mutual funds offer significant opportunities and are professionally managed, they also carry risks including possible loss of principal. Unlike savings accounts and certificates of deposit, mutual funds are not insured or guaranteed by any financial institution or government agency.

Please consult your full-service financial advisor to determine how investing in this mutual fund may suit your unique needs, time horizon and risk tolerance.

NEWPORT ASIA PACIFIC FUND (Fund), a non-diversified portfolio of Colonial Trust VI (Trust), an open-end management investment company, SEEKS CAPITAL APPRECIATION. THE FUND SEEKS TO ACHIEVE ITS INVESTMENT OBJECTIVE BY INVESTING NORMALLY AT LEAST 80% OF ITS TOTAL ASSETS IN EQUITY SECURITIES OF COMPANIES WHOSE PRINCIPAL ACTIVITIES ARE LOCATED IN ASIA OR THE PACIFIC BASIN.

The Fund is managed by Newport Fund Management, Inc. (Advisor), an investment advisor since 1984 and an affiliate of the Administrator.

This Prospectus explains concisely what you should know before investing in the Fund. Read it carefully and retain it for future reference. More detailed information about the Fund is in the August 25, 1998 Statement of Additional Information (SAI) which has been filed with the Securities Exchange Commission
(SEC) and is obtainable free of charge by calling the Administrator at 1-800-426-3750. The SAI is incorporated by reference in (which means it is considered to be a part of) this Prospectus.

The Fund offers three classes of shares. Class A shares are offered at net asset value plus a sales charge imposed at the time of purchase; Class B shares are offered at net asset value and are subject to an annual distribution fee and a declining contingent deferred sales charge on redemptions made within six years after purchase; and Class C shares are offered at net asset value and are subject to an annual distribution fee and a contingent deferred sales charge on redemptions made within one year after purchase. Class A, B and C shares are all subject to a contingent redemption fee on redemptions and exchanges made within five business days of purchase. Class B shares automatically convert to Class A shares after approximately eight years. See "How to Buy Shares."

CONTENTS                                                                    PAGE

Summary of Expenses                                                           2
The Fund's Investment Objective                                               3
How the Fund Pursues its Objective
  and Certain Risk Factors                                                    3
How the Fund Measures its Performance                                         5
How the Fund is Managed                                                       6
Year 2000                                                                     7
How the Fund Values its Shares                                                7
Distributions and Taxes                                                       7
How to Buy Shares                                                             7
How to Sell Shares                                                            9
How to Exchange Shares                                                       10
Telephone Transactions                                                       11
12b-1 Plan                                                                   11
Organization and History                                                     12

The SEC maintains a Web site (http:\\www.sec.gov) that contains the SAI, materials that are incorporated by reference into this Prospectus and the SAI, and other information regarding the Fund.


      NOT FDIC-INSURED        MAY LOSE VALUE
                              NO BANK GUARANTEE


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC NOR HAS THE SEC PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

SUMMARY OF EXPENSES

Expenses are one of several factors to consider when investing in the Fund. The following tables summarize your maximum transaction costs and your estimated annual expenses for an investment in each class of shares of the Fund. "Other expenses" are based on estimated amounts for the current fiscal year. See "How the Fund is Managed" and "12b-1 Plan" for more complete descriptions of the Fund's various costs and expenses.

SHAREHOLDER TRANSACTION EXPENSES (1)(2)

                                                                              CLASS A     CLASS B     CLASS C
Maximum Initial Sales Charge Imposed on a Purchase (as a % of offering
  price) (3)                                                                  5.75%       0.00%(4)    0.00%(4)
Maximum Contingent Deferred Sales Charge (as a % of offering price) (3)       1.00%(5)    5.00%       1.00%
Maximum Contingent Redemption Fee (3)(6)                                      2.00%       2.00%       2.00%

(1) For accounts less than $1,000 an annual fee of $10 may be deducted. See "How to Buy Shares."

(2) Redemption proceeds exceeding $500 sent via federal funds wire will be subject to a $7.50 charge per transaction.

(3)      Does not apply to reinvested distributions.

(4) Because of the distribution fee applicable to Class B and Class C shares, long-term Class B and Class C shareholders may pay more in aggregate sales charges than the maximum initial sales charge permitted by the National Association of Securities Dealers, Inc. However, because Class B shares automatically convert to Class A shares after approximately 8 years, this is less likely for Class B shares than for a class without a conversion feature.

(5) Only with respect to any portion of purchases of $1 million to $5 million redeemed within approximately 18 months after purchase. See "How to Buy Shares."

(6) A contingent redemption fee in the amount of 2.00% is imposed on redemptions and exchanges of Fund shares purchased and held for five business days or less. See "Contingent Redemption Fee" under the caption "How to Sell Shares."

ESTIMATED ANNUAL OPERATING EXPENSES (as a % of average net assets)

                                                                          CLASS A       CLASS B       CLASS C
Management and administration fees (after expense reimbursement)(7)        0.00%         0.00%         0.00%
12b-1 fees                                                                 0.25          1.00          1.00
Other expenses (after expense reimbursement)(7)                            1.90          1.90          1.90
Total operating expenses (after expense reimbursement)(7)                  2.15%         2.90%         2.90%
                                                                           ====          ====          ====

(7) The Advisor and Administrator have voluntarily agreed until further notice to bear a portion of the management fees and/or other expenses so that the Fund's total annual operating expenses, excluding commissions, taxes, 12b-1 fees and any extraordinary expenses will not exceed 1.90%. Absent such fee waiver, "Management and administration fees" and "Other expenses" would be 1.25% and 4.33%, respectively, for each Class of shares and "Total operating expenses" would be 5.83% (Class A) and 6.58% (Classes B and C).

EXAMPLE

The following Example shows the cumulative transaction and operating expenses attributable to a hypothetical $1,000 investment in each Class of shares of the Fund for the periods specified, assuming a 5% annual return and, unless otherwise noted, redemption at period end. THE 5% RETURN AND EXPENSES USED IN THIS EXAMPLE SHOULD NOT BE CONSIDERED INDICATIVE OF ACTUAL OR EXPECTED FUND PERFORMANCE OR EXPENSES, BOTH OF WHICH WILL VARY:

              CLASS A              CLASS B                      CLASS C
PERIOD:                        (8)            (9)         (8)              (9)

1 year         $  78        $  79           $ 29        $ 39             $ 29

3 years        $ 121        $ 120           $ 90        $ 90(10)         $ 90


(8)      Assumes redemption at period end.

(9)      Assumes no redemption.

(10) Class C shares do not incur a contingent deferred sales charge on redemptions made after one year.

Without voluntary fee reductions, the amounts would be $112 and $220 for Class A shares for 1 and 3 years, respectively; $115 and $223 for Class B shares assuming redemptions for 1 and 3 years, respectively; $65 and $193 for Class B shares assuming no redemptions for 1 and 3 years, respectively; $75 and $193 for Class C shares assuming redemptions for 1 and 3 years, respectively; and $65 and $193 for Class C shares assuming no redemptions for 1 and 3 years, respectively.

THE FUND'S INVESTMENT OBJECTIVE

The Fund seeks capital appreciation.

HOW THE FUND PURSUES ITS OBJECTIVE AND CERTAIN RISK FACTORS

The Fund normally invests at least 80% of its total assets in equity securities of companies whose principal activities are in Asia or the Pacific Basin. Such countries may include Australia, Hong Kong, India, Indonesia, Japan, Malaysia, New Zealand, the People's Republic of China, the Philippines, Singapore, South Korea, Taiwan and Thailand. Many of these countries do not have highly developed economies and securities markets (emerging market countries). See "Emerging Markets" below. Although the amount of the Fund's assets invested in emerging market countries will vary over time, the Fund may invest all of its assets in emerging markets securities. Normally, the Fund expects to invest its assets in a number of countries and issuers. Under normal conditions, a significant portion of the Fund's assets will be invested in issuers whose principal activities are in Japan and Hong Kong (including Chinese issuers whose securities trade principally in Hong Kong markets).

The Fund will not limit its investments to any particular type of company. The Fund may invest in the equity securities of companies, large or small, whose earnings, the Advisor believes, are in a relatively strong growth trend, or in companies whose securities the Advisor believes are undervalued. These companies may present greater opportunities for capital appreciation, but also may involve greater risk. See "Small Companies" below.

The Advisor determines where an issuer's principal activities are located by considering such factors as its country of organization, the principal trading market for its securities and the source of its revenues and location of its assets.

EQUITY SECURITIES. The equity securities in which the Fund may invest generally include common and preferred stock, warrants (rights) to purchase such stock, debt securities convertible into such stock, sponsored and unsponsored American Depositary Receipts (receipts issued in the U.S. by banks or trust companies evidencing ownership of underlying foreign securities), and Global Depositary Receipts (receipts issued by foreign banks or trust companies evidencing ownership of underlying foreign securities).

REGIONAL CONCENTRATION AND TRENDS. Because the Fund, under normal circumstances, will invest substantially all of its assets in a single region, the Asia and Pacific Basin region, the Fund's investments will be susceptible to regional trends. The prices of the Fund's portfolio securities, and, therefore, the net asset value of Fund shares, may be adversely affected by negative economic or political events in any of the countries in the Asian and Pacific Basin region and in the region as a whole. In addition, recent events in a number of the Tiger countries of Asia (i.e., Hong Kong, Singapore, South Korea, Taiwan, Malaysia, Thailand, Indonesia, the People's Republic of China and the Philippines) have highlighted the financial interdependence of the region and demonstrated that negative financial events in one such country may have far-reaching negative effects throughout the region. The uncertainty surrounding the effects of these events may negatively impact the Fund's return and the value of the Fund's shares.

FOREIGN INVESTMENTS. Investments in foreign securities have special risks related to political, economic and legal conditions outside of the U.S. As a result, the prices of such securities and, therefore, the net asset value of Fund shares, may fluctuate substantially more than the prices of securities of issuers based in the U.S. Special risks associated with foreign securities include, among others, the possibility of unfavorable movements in currency exchange rates, difficulties in enforcing judgments abroad, the existence of less liquid and less regulated markets, the unavailability of reliable information about issuers, the existence of different accounting, auditing and legal standards in foreign countries, the existence (or potential imposition) of exchange control regulations (including currency blockage), and political and economic instability. In addition, transactions in foreign securities may be more costly due to currency conversion costs and higher brokerage and custodial costs. See "Foreign Securities" and "Foreign Currency Transactions" in the SAI for more information about foreign investments.

EMERGING MARKETS. A portion of the Fund's investments normally will consist of securities issued by companies located in the Tiger countries, whose economies, political systems or securities markets are not yet highly developed. Special risks associated with these investments (in addition to the considerations regarding foreign investments generally) may include, among others, greater political uncertainties, an economy's dependence on revenues from particular commodities or on international aid or development assistance, highly limited numbers of potential buyers for such securities, heightened volatility of security prices, restrictions on repatriation of capital invested abroad and delays and disruptions in securities settlement procedures. Although securities markets of the Tiger and other Asian countries have grown and evolved over the last several years, political, legal, economic and regulatory systems continue to lag behind those of more developed countries. Accordingly, the risks that restrictions on repatriation of Fund investments may be imposed unexpectedly or other limitations on the Fund's ability to realize on its investments may be instituted are greater with respect to investments in these or other emerging markets.

INVESTMENTS IN ONE OR A LIMITED NUMBER OF COUNTRIES. The Fund will seek to reduce risk by investing its assets in a number of markets and issuers. However, the Fund may invest a substantial amount of its net assets in issuers located in a single country. Under normal conditions, the Fund intends to invest a significant portion of its assets in issuers whose principal activities are in Japan and Hong Kong (including Chinese issuers whose securities trade principally in Hong Kong markets). To the extent that the Fund invests a significant portion of its assets in a single or limited number of countries, the Fund's investment performance correspondingly will be more dependent upon the economic, political and social conditions and changes in that country or countries, and the risks associated with investments in such country or countries will be particularly significant. The ability of the Fund to focus its investments in one or a limited number of countries may have the effect of increasing the volatility (fluctuations in share value) of the Fund. The Fund's performance or investments may be particularly sensitive to the economic, political and social conditions in Japan and Hong Kong as a result of significant investment of assets in Japanese and Hong Kong issuers and issuers in other Asian and Pacific Basin countries, many of which are directly affected by Japanese and Hong Kong capital investments in the region and by consumer demands in Japan and Hong Kong. In Japan economic growth has weakened since 1990. With the current unsettled political situation and low consumer confidence, it is possible that the Japanese economy may experience further weakness before its fundamental problems are addressed and a more normal growth rate is achieved.

SMALL COMPANIES. The smaller, less established companies in which the Fund may invest may offer greater opportunities for capital appreciation than larger, better-established companies, but may also involve certain special risks. Such companies often have limited product lines, markets or financial resources and depend heavily on a small management group. Their securities may trade less frequently, in smaller volumes, and fluctuate more sharply in value than exchange-listed securities of larger companies.

FOREIGN CURRENCY TRANSACTIONS. In connection with its investments in foreign securities, the Fund may purchase and sell (i) foreign currencies on a spot or forward basis, (ii) foreign currency futures contracts, and (iii) options on foreign currencies and foreign currency futures. Such transactions will be entered into (i) to lock in a particular foreign exchange rate pending settlement of a purchase or sale of a foreign security or pending the receipt of interest, principal or dividend payments on a foreign security held by the Fund, or (ii) to hedge against a decline in the value, in U.S. dollars or in another currency, of a foreign currency in which securities held by the Fund are denominated. The Fund will not attempt, nor would it be able, to eliminate all foreign currency risk. Further, although hedging may lessen the risk of loss if the hedged currency's value declines, it limits the potential gain from currency value increases. See the SAI for information relating to the Fund's obligations in entering into such transactions.

STOCK INDEX, FUTURES CONTRACTS AND OPTIONS. The Fund may purchase and sell foreign stock index futures contracts and options on such contracts. Such transactions will be entered into to gain exposure to a particular foreign equity market pending investment in individual securities or to hedge against market declines. A futures contract creates an obligation by the seller to deliver and the buyer to take delivery of a type of instrument at the time and in the amount specified in the contract. A sale of a futures contract can be terminated in advance of the specified delivery date by subsequently purchasing a similar contract; a purchase of a futures contract can be terminated by a subsequent sale. Gain or loss on a contract generally is realized upon such termination. An option on a futures contract generally gives the option holder the right, but not the obligation, to purchase or sell the futures contract prior to the option's specified expiration date. If the option expires unexercised, the holder will lose any amount it paid to acquire the option. Transactions in futures and related options may not precisely achieve the goals of hedging or gaining market exposure to the extent there is an imperfect correlation between the price movements of the contracts and of the underlying securities. In addition, if the Advisor's prediction of stock market movements is inaccurate, the Fund may be worse off than if it had not hedged.

TEMPORARY/DEFENSIVE INVESTMENTS. Temporarily available cash may be invested in U.S. dollar or foreign currency denominated demand deposits, certificates of deposit, bankers' acceptances, and high-quality, short-term debt securities, as well as in Treasury bills and repurchase agreements. Some or all of the Fund's assets may be invested in such investments during periods of unusual market conditions. Under a repurchase agreement, the Fund buys a security from a bank or dealer, which is obligated to buy it back at a fixed price and time. The security is held in a separate account at the Fund's custodian and constitutes the Fund's collateral for the bank's or dealer's repurchase obligation. Additional collateral will be added so that the obligation will at all times be fully collateralized. However, if the bank or dealer defaults or enters bankruptcy, the Fund may experience costs and delays in liquidating the collateral and may experience a loss if it is unable to demonstrate its right to the collateral in a bankruptcy proceeding. Not more than 15% of the Fund's net assets will be invested in repurchase agreements maturing in more than seven days and other illiquid assets.

OTHER. The Fund may not always achieve its investment objective. The Fund's investment objective and non-fundamental investment policies may be changed without shareholder approval. The Fund's fundamental investment policies listed in the SAI cannot be changed without the approval of a majority of the Fund's outstanding voting securities. Additional information concerning certain of the securities and investment techniques described above is contained in the SAI.

HOW THE FUND MEASURES ITS PERFORMANCE

Performance may be quoted in sales literature and advertisements. Each Class's average annual total returns are calculated in accordance with the SEC's formula and assume the reinvestment of all distributions, the maximum initial sales charge of 5.75% on Class A shares and the contingent deferred sales charge applicable to the time period quoted on Class B and Class C shares. Other total returns differ from the average annual total return only in that they may relate to different time periods, may represent aggregate as opposed to average annual total returns, and may not reflect the initial or contingent deferred sales charges.

Each Class's performance may be compared to various indices. Quotations from various publications may be included in sales literature and advertisements. See "Performance Measures" in the SAI.

All performance information is historical and does not predict future results.

HOW THE FUND IS MANAGED

The Trustees formulate the Fund's general policies and oversee the Fund's affairs as conducted by the Advisor and the Administrator.

Liberty Funds Distributor, Inc. (Distributor), a subsidiary of the Administrator, serves as the distributor for the Fund's shares. Liberty Funds Services, Inc. (Transfer Agent), an affiliate of the Administrator, serves as the shareholder services and transfer agent for the Fund. Each of the Advisor, the Administrator, the Distributor and the Transfer Agent is an indirect subsidiary of Liberty Financial Companies, Inc. (Liberty Financial) which in turn is an indirect subsidiary of Liberty Mutual Insurance Company (Liberty Mutual). Liberty Mutual is considered to be the controlling entity of the Advisor, the Administrator and their affiliates. Liberty Mutual is an underwriter of workers' compensation insurance and a property and casualty insurer in the U.S.

The Advisor furnishes the Fund with investment management services at the Advisor's expense. For these services, the Fund pays the Advisor a monthly fee at an annual rate of 1.00% of the Fund's average daily net assets.

Christopher Legallet, Senior Vice President of the Advisor, co-manages the Fund. Mr. Legallet also co-manages Newport Greater China Fund. Prior to his affiliation with the Advisor, Mr. Legallet was a Managing Director of Jupiter Tyndall (Asia) Ltd. in Hong Kong serving as lead manager for investment in Asia since 1992.

David Smith, Senior Vice President of the Advisor, co-manages the Fund and has managed other funds or accounts on behalf of Newport Pacific Management, Inc. (Newport Pacific), the Advisor's immediate parent, since 1994. Prior to 1996, Mr. Smith was Director of North Asian Strategies at Newport Pacific, an Executive Vice President at Carnegie Investor Services, and a Vice President at Global Strategies.

The Administrator provides certain administrative services to the Fund, for which the Fund pays the Administrator a monthly fee at the annual rate of 0.25% of the Fund's average daily net assets. The Administrator also provides pricing and bookkeeping services to the Fund for a monthly fee of $2,250 plus a percentage of the Fund's average net assets over $50 million.

The Transfer Agent provides transfer agency and shareholder services to the Fund for a monthly fee at the annual rate of 0.236% of average daily net assets plus certain out-of-pocket expenses.

Each of the foregoing fees is subject to any reimbursement or fee waiver to which the Advisor and its affiliates may agree.

The Advisor places all orders for the purchase and sale of portfolio securities. In selecting broker-dealers, the Advisor may consider research and brokerage services furnished by such broker-dealers to the Advisor and its affiliates. In recognition of the research and brokerage services provided, the Advisor may cause the Fund to pay the selected broker-dealer a higher commission than would have been charged by another broker-dealer not providing such services. Subject to seeking best execution, the Advisor may consider sales of shares of the Fund (and of certain other mutual funds advised by the Advisor, the Administrator and their affiliates) in selecting broker-dealers for portfolio security transactions.

Fund expenses consist of management, administration, pricing and bookkeeping, shareholder service and transfer agent fees discussed above, Rule 12b-1 service and distribution fees discussed under the caption "12b-1 Plan," and all other expenses, fees, charges, taxes, organization costs and liabilities incurred or arising in connection with the management thereof, including but not limited to, Trustees' compensation and expenses and auditing, counsel, custodian and other expenses deemed necessary and proper by the Board of Trustees.

YEAR 2000

The Fund's Advisor, Administrator, Distributor and Transfer Agent (Liberty Companies) are actively coordinating, managing and monitoring Year 2000 readiness for the Fund. A central program office at the Liberty Companies is working within the Liberty Companies and with vendors who provide services, software and systems to the Fund to ensure that date-related information and data can be properly processed and calculated on and after January 1, 2000. Many Fund service providers and vendors, including the Liberty Companies, are in the process of making Year 2000 modifications to their services, software and systems and believe that such modifications will be completed on a timely basis prior to January 1, 2000. However, no assurances can be given that all modifications required to ensure proper data processing and calculation on and after January 1, 2000 will be timely made or that services to the Fund will not be adversely affected.

HOW THE FUND VALUES ITS SHARES

Per share net asset value is calculated by dividing the total value of each Class's net assets by its number of outstanding shares. Shares of the Fund are generally valued as of the close of regular trading (normally 4:00 p.m. Eastern time) on the New York Stock Exchange (Exchange) each day the Exchange is open.

Portfolio securities for which market quotations are readily available are valued at current market value. Short-term investments maturing in 60 days or less are valued at amortized cost when the Advisor determines, pursuant to procedures adopted by the Trustees, that such cost approximates current market value. In certain countries, the Fund may hold shares designated for foreign ownership. If market quotations for such shares are not readily available as a result of limited trading activity, the securities are valued at the last sale price of the local shares in the principal market in which such securities are normally traded. The Board of Trustees has adopted procedures to value at their fair value (i) all other securities and (ii) foreign securities if the values of such securities have been materially affected by events occurring after the closing of a foreign market.

DISTRIBUTIONS AND TAXES

The Fund intends to qualify as a "regulated investment company" under the Internal Revenue Code and to distribute to shareholders net income and any net realized gain, at least annually.

Distributions are invested in additional shares of the same Class of the Fund at net asset value unless the shareholder elects to receive cash. Regardless of the shareholder's election, distributions of $10 or less will not be paid in cash to shareholders but will be invested in additional shares of the same Class of the Fund at net asset value. If a shareholder has elected to receive dividends and/or capital gain distributions in cash and the postal or other delivery service selected by the Transfer Agent is unable to deliver checks to the shareholder's address of record, such shareholder's distribution option will automatically be converted to having all dividend and other distributions reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution or redemption checks. To change your election, call the Transfer Agent for information.

Whether you receive distributions in cash or in additional Fund shares, you must report them as taxable income unless you are a tax-exempt institution. If you buy shares shortly before a distribution is declared, the distribution will be taxable although it is, in effect, a partial return of the amount invested. Each January, information on the amount and nature of distributions for the prior year is sent to shareholders.

HOW TO BUY SHARES

Shares of the Fund are offered continuously. Orders received in good form prior to the time at which the Fund values its shares (or placed with the financial service firm before such time and transmitted by the financial service firm before the Fund processes that day's share transactions) will be processed based on that day's closing net asset value, plus any applicable initial sales charge.

The minimum initial investment is $1,000; subsequent investments may be as small as $50. The minimum initial investment for the Fundamatic program is $50; and the minimum initial investment for retirement accounts sponsored by the Distributor is $25. Certificates will not be issued for Class B or Class C shares and there are some limitations on the issuance of Class A share certificates. The Fund may refuse any purchase order for its shares. See the SAI for more information.

CLASS A SHARES. Class A shares are offered at net asset value plus an initial sales charge as follows:

                                 INITIAL SALES CHARGE
                             ------------------------------
                                                    RETAINED
                                                       BY
                                                    FINANCIAL
                                                     SERVICE
                                   AS % OF           FIRM AS
                             ---------------------    % OF
                              AMOUNT    OFFERING    OFFERING
AMOUNT PURCHASED             INVESTED     PRICE       PRICE

Less than $50,000              6.10%      5.75%       5.00%
$50,000 to less than
  $100,000                     4.71%      4.50%       3.75%
$100,000 to less than
  $250,000                     3.63%      3.50%       2.75%
$250,000 to less than
  $500,000                     2.56%      2.50%       2.00%
$500,000 to less than
  $1,000,000                   2.04%      2.00%       1.75%
$1,000,000 or more             0.00%      0.00%       0.00%


On purchases of $1 million or more, the Distributor pays the financial service firm a cumulative commission as follows:


AMOUNT PURCHASED                    COMMISSION
First  $3,000,000                     1.00%
Next  $2,000,000                      0.50%
Over $5,000,000                       0.25%(1)


(1) Paid over 12 months but only to the extent the shares remain outstanding.

In determining the sales charge and commission applicable to a new purchase under the above schedules, the amount of the current purchase is added to the current value of shares previously purchased and still held by an investor. If a purchase results in an account having a value from $1 million to $5 million, then the portion of the shares purchased that caused the account value to exceed $1 million will be subject to a 1.00% contingent deferred sales charge, payable to the Distributor, if redeemed within 18 months after the end of the month in which the purchase was accepted. If the purchase results in an account having a value in excess of $5 million, the contingent deferred sales charge will not apply to the portion of the purchased shares comprising such excess amount.

CLASS B SHARES. Class B shares are offered at net asset value, without an initial sales charge, and are subject to a 0.75% annual distribution fee for approximately eight years (at which time they automatically convert to Class A shares not bearing a distribution fee) and a declining contingent deferred sales charge if redeemed within six years after purchase. As shown below, the amount of the contingent deferred sales charge depends on the number of years after purchase that the redemption occurs:

         YEARS AFTER             CONTINGENT DEFERRED
          PURCHASE                  SALES CHARGE

             0-1                        5.00%
             1-2                        4.00%
             2-3                        3.00%
             3-4                        3.00%
             4-5                        2.00%
             5-6                        1.00%
         More than 6                    0.00%


Year one ends one year after the end of the month in which the purchase was accepted and so on. The Distributor pays financial service firms a commission of 5.00% on Class B share purchases.

CLASS C SHARES. Class C shares are offered at net asset value and are subject to a 0.75% annual distribution fee and a 1.00% contingent deferred sales charge on redemptions made within one year after the end of the month in which the purchase was accepted.

The Distributor pays financial service firms an initial commission of 1.00% on purchases of Class C shares and an ongoing commission of 0.75% annually, commencing after the shares purchased have been outstanding for one year. Payment of the ongoing commission is conditioned on receipt by the Distributor of the 0.75% annual distribution fee referred to above. The commission may be reduced or eliminated by the Distributor at any time.

GENERAL. All contingent deferred sales charges are deducted from the amount redeemed, not the amount remaining in the account, and are paid to the Distributor. Shares issued upon distribution reinvestment and amounts representing appreciation are not subject to a contingent deferred sales charge. The contingent deferred sales charge is imposed on redemptions which result in the account value falling below its Base Amount (the total dollar value of purchase payments in the account, reduced by prior redemptions on which a contingent deferred sales charge was paid and any exempt redemptions). When a redemption subject to a contingent deferred sales charge is made, generally, older shares will be redeemed first. See the SAI for more information.

Which Class is more beneficial to an investor depends on the amount and intended length of the investment. Large investments, qualifying for a reduced Class A sales charge, avoid the distribution fee. Investments in Class B shares have 100% of the purchase invested immediately. Investors investing for a relatively short period of time might consider Class C shares. Purchases of $250,000 or more must be for Class A or Class C shares. Purchases of $1,000,000 or more must be for

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Class A shares. Consult your financial service firm.

Financial service firms may receive different compensation rates for selling different classes of shares. The Distributor may pay additional compensation to financial service firms which have made or may make significant sales. See the SAI for more information.

SPECIAL PURCHASE PROGRAMS. The Fund allows certain investors or groups of investors to purchase shares with reduced or without initial or contingent deferred sales charges. These programs are described in the SAI under "Programs for Reducing or Eliminating Sales Charges."

SHAREHOLDER SERVICES AND ACCOUNT FEES. A variety of shareholder services are available. For more information about these services or your account call 1-800-345-6611. Some services are described in the attached account application. A shareholder's manual explaining all available services will be provided upon request.

In June of any year, the Fund may deduct $10 (payable to the Transfer Agent) from accounts valued at less than $1,000 unless the account value has dropped below $1,000 solely as a result of share value depreciation. Shareholders will receive 60 days' written notice to increase the account value before the fee is deducted. The Fund may also deduct annual maintenance and processing fees (payable to the Transfer Agent) in connection with certain retirement plan accounts sponsored by the Distributor. See "Special Purchase Programs/Investor Services" in the SAI for more information.

HOW TO SELL SHARES

Shares of the Fund may be sold on any day the Exchange is open, either directly to the Fund or through your financial service firm. Sale proceeds generally are sent within seven days (usually on the next business day after your request is received in good form). However, for shares recently purchased by check, the Fund will delay sending proceeds for up to 15 days in order to protect the Fund against financial losses and dilution in net asset value caused by dishonored purchase payment checks. To avoid delay in payment, investors are advised to purchase shares unconditionally, such as by certified check or other immediately available funds.

CONTINGENT REDEMPTION FEE. The Fund can experience substantial price fluctuations and is intended for long-term investors. Short-term "market timers" who engage in frequent purchases and redemptions can disrupt the Fund's investment program and create additional transaction costs that are borne by all shareholders. For these reasons, the Fund will assess a redemption fee in the amount of 2.00% on redemptions and exchanges of Fund shares purchased and held for five business days or less.

The contingent redemption fee will be paid to the Fund to help offset transaction costs. The Fund will use the "first-in, first-out" (FIFO) method to determine the five business day holding period. Under this method, the date of the redemption or exchange will be compared with the earliest purchase date of shares held in the account. If this holding period is five business days or less, the contingent redemption fee will be assessed.

The contingent redemption fee does not apply to any shares purchased through the reinvestment of dividends. The fee may not apply to omnibus accounts and wrap fee programs.

SELLING SHARES DIRECTLY TO THE FUND. Send a signed letter of instruction or stock power form to the Transfer Agent, along with any certificates for shares to be sold. The sale price is the net asset value (less any applicable contingent deferred sales charge) next calculated after the Fund receives the request in proper form. Signatures must be guaranteed by a bank, a member firm of a national stock exchange or another eligible guarantor institution. Stock power forms are available from financial service firms, the Transfer Agent and many banks. Additional documentation is required for sales by corporations, agents, fiduciaries, surviving joint owners and individual retirement account holders. For details contact:

                          LIBERTY FUNDS SERVICES, INC.
                                  P.O. BOX 1722
                              BOSTON, MA 02105-1722
                                 1-800-345-6611

SELLING SHARES THROUGH FINANCIAL SERVICE FIRMS. Financial service firms must receive requests prior to the time at which the Fund values its shares to receive that day's price, are responsible for furnishing all necessary documentation to the Transfer Agent and may charge for this service.

GENERAL. The sale of shares is a taxable transaction for income tax purposes and may be subject to a contingent deferred sales charge. The contingent deferred sales charge may be waived under certain circumstances. See the SAI for more information. Under unusual circumstances, the Fund may suspend repurchases or postpone payment for up to seven days or longer, as permitted by federal securities law. No interest will accrue on amounts represented by uncashed distributions or redemption checks.

HOW TO EXCHANGE SHARES

Except as described below with respect to money market funds, Fund shares may be exchanged at net asset value for shares of other mutual funds distributed by the Distributor, including funds advised by the Advisor, the Administrator and their affiliates. Generally, such exchanges must be between the same classes of shares. Consult your financial service firm or the Transfer Agent for information regarding what funds are available.

Shares will continue to age without regard to the exchange for purposes of conversion and in determining the contingent deferred sales charge, if any, upon redemption. Carefully read the prospectus of the fund into which the exchange will go before submitting the request. Call 1-800-426-3750 to receive a prospectus. Call 1-800-422-3737 to exchange shares by telephone. An exchange is a taxable capital transaction. The exchange service may be changed, suspended or eliminated on 60 days' written notice. The Fund will terminate the exchange privilege as to a particular shareholder if the Advisor determines, in its sole and absolute discretion, that the shareholder's exchange activity is likely to adversely impact the Advisor's ability to manage the Fund's investments in accordance with its investment objective or otherwise harm the Fund or its remaining shareholders. All exchanges within five business days after a purchase are subject to a 2.00% contingent redemption fee. See "How to Sell Shares --Contingent Redemption Fee."

CLASS A SHARES. An exchange from a money market fund into a non-money market fund will be at the applicable offering price next determined (including sales charge), except for amounts on which an initial sales charge was paid. Non-money market fund shares must be held for five months before qualifying for exchange to a fund with a higher sales charge, after which time exchanges are made at the net asset value next determined.

CLASS B SHARES. Exchanges of Class B shares are not subject to the contingent deferred sales charge. However, if shares are redeemed within six years after the original purchase, a contingent deferred sales charge will be assessed using the schedule of the fund in which the original investment was made.

CLASS C SHARES. Exchanges of Class C shares are not subject to the contingent deferred sales charge. However, if shares are redeemed within one year after the original purchase, a 1.00% contingent deferred sales charge will be assessed. Only one "round-trip" exchange of the Fund's Class C shares may be made per three-month period, measured from the date of the initial purchase. For example, an exchange from Fund X to Fund Y and back to Fund X would be permitted only once during each three-month period.

TELEPHONE TRANSACTIONS

All shareholders and/or their financial advisors are automatically eligible to exchange Fund shares and redeem up to $100,000 of the

Fund's shares by calling 1-800-422-3737 toll-free any business day between 9:00 a.m. and the time at which the Fund values its shares. Telephone redemptions are limited to a total of $100,000 in a 30-day period. Telephone redemption privileges may be elected on the account application. The Transfer Agent will employ reasonable procedures to confirm that instructions communicated by telephone are genuine and may be liable for losses related to unauthorized or fraudulent transactions in the event reasonable procedures are not employed. Such procedures include restrictions on where proceeds of telephone redemptions may be sent, limitations on the ability to redeem by telephone shortly after an address change, recording of telephone lines and requirements that the redeeming shareholder and/or his or her financial advisor provide certain identifying information. Shareholders and/or their financial advisors wishing to redeem or exchange shares by telephone may experience difficulty in reaching the Fund at its toll-free telephone number during periods of drastic economic or market changes. In that event, shareholders and/or their financial advisors should follow the procedures for redemption or exchange by mail as described above under "How to Sell Shares." The Advisor, the Administrator, the Transfer Agent and the Fund reserve the right to change, modify or terminate the telephone redemption or exchange services at any time upon prior written notice to shareholders. Shareholders and/or their financial advisors are not obligated to transact by telephone.

12B-1 PLAN

Under its 12b-1 Plan, the Fund pays the Distributor monthly a service fee at an annual rate of 0.25% of the Fund's net assets attributed to each Class of shares. The 12b-1 Plan also requires the Fund to pay the Distributor monthly a distribution fee at an annual rate of 0.75% of the average daily net assets attributed to its Class B and Class C shares. Because the Class B and Class C shares bear additional distribution fees, their dividends will be lower than the dividends of Class A shares. Class B shares automatically convert to Class A shares, approximately eight years after the Class B shares were purchased. Class C shares do not convert. The multiple class structure could be terminated should certain Internal Revenue Service rulings be rescinded. See the SAI for more information. The Distributor uses the fees to defray the cost of commissions and service fees paid to financial service firms which have sold Fund shares, and to defray other expenses such as sales literature, prospectus printing and distribution, shareholder servicing costs and compensation to wholesalers. Should the fees exceed the Distributor's expenses in any year, the Distributor would realize a profit. The Plan also authorizes other payments to the Distributor and its affiliates (including the Advisor and the Administrator) which may be construed to be indirect financing of sales of Fund shares.

ORGANIZATION AND HISTORY

The Trust is a Massachusetts business trust organized in 1991. The Fund commenced investment operations in 1998 as a separate portfolio of the Trust.

As of the date of this Prospectus the Administrator owned 100% of the Fund and, therefore, may be deemed to "control" the Fund.

The Trust is not required to hold annual shareholder meetings, but special meetings may be called for certain purposes. Shareholders receive one vote for each Fund share. Shares of the Fund and of any other series of the Trust that may be in existence from time to time generally vote together except when required by law to vote separately by fund or by class. Shareholders owning in the aggregate ten percent of Trust shares may call meetings to consider removal of Trustees. Under certain circumstances, the Trust will provide information to assist shareholders in calling such a meeting. See the SAI for more information.


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INVESTMENT ADVISOR

Newport Fund Management, Inc.
580 California Street, Suite 1960
San Francisco, CA  94104

ADMINISTRATOR

Colonial Management Associates, Inc.
One Financial Center
Boston, MA  02111-2621

DISTRIBUTOR

Liberty Funds Distributor, Inc.
One Financial Center
Boston, MA  02111-2621

CUSTODIAN

The Chase Manhattan Bank
270 Park Avenue
New York, NY  10017-2070

SHAREHOLDER SERVICES AND TRANSFER AGENT

Liberty Funds Services, Inc.
One Financial Center
Boston, MA  02111-2621
1-800-345-6611

INDEPENDENT ACCOUNTANTS

PricewaterhouseCoopers LLP
160 Federal Street
Boston, MA  02110-2624

LEGAL COUNSEL

Ropes & Gray
One International Place
Boston, MA  02110-2624



August 25, 1998, Revised May 14, 1999

NEWPORT
ASIA PACIFIC
FUND

PROSPECTUS

NEWPORT ASIA PACIFIC FUND seeks capital appreciation. The Fund seeks to achieve its investment objective by investing normally at least 80% of its total assets in equity securities of companies whose principal activities are located in Asia or the Pacific Basin.

For more detailed information about the Fund, call the Administrator at 1-800-426-3750 for the August 25, 1998 SAI.




      NOT FDIC-INSURED        MAY LOSE VALUE
                              NO BANK GUARANTEE

YOUR FINANCIAL SERVICE FIRM IS:


Printed in U.S.A.